Greenwich Street

                         ------------------------------

                                   CALIFORNIA
                              MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                                    May 31, 1999

Greenwich Street California
Municipal Fund
Inc.

[PHOTO OMITTED]

HEATH B MCLENDON

Chairman

[PHOTO OMITTED]

JOSEPH P. DEANE

Vice President

Dear Shareholder:

We are pleased to present the quarterly report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the nine-months ended May 31, 1999. Over the nine-month period covered by this report, the Fund distributed income dividends totaling $0.46 per share. The table below details the annualized distribution rates based on the Fund's May 31, 1999 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

                                 Annualized          Nine-Month
      Price Per Share         Distribution Rate*    Total Return
      ---------------         ------------------    ------------
      $14.10 (NAV)                  4.17%               1.78%
      $12.25 (AMEX)                 4.80%              (2.25)%

In comparison, the Fund's Lipper Inc. peer group average posted a total return on NAV of 1.86% for the same time period. (Lipper is a major fund-tracking organization.)

Investment Strategy and Portfolio Update

Our investment strategy for the Fund is to seek to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have risen, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio. (Currently the credit spread between AAA-rated and BBB-rated bonds are near their narrowest spread levels ever.) At these narrow spread levels, we do not think it makes sense to buy low-grade bonds and assume additional credit risk. Because our interest-rate forecast remains positive, we believe our current investment strategy should allow us to maximize dividend yields going forward.

----------
* This distribution rate assumes a current monthly income dividend rate of $0.049 per share.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

During the past three months, the Fund focused on hospital bonds (20.3%), water and sewer (19.6%) and transportation bonds (18.1%) because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 22.4 years. In addition, as of May 31, 1999, roughly 96% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service Inc., with approximately 51% of the Fund invested in AAA bonds, the highest rating.

Municipal Bond Market Update and Outlook

Through May 1999, the municipal bond market was less volatile compared with U.S. Treasuries. In our opinion, municipal bonds, which are relatively inexpensive, currently offer downside protection. In addition, new issuance of municipal bonds has slowed down from 1998 levels. With inflation relatively low, conditions are still favorable for municipal bonds.

In April, the Consumer Price Index ("CPI") increased 0.7% -- its largest monthly increase in nine years. With global economic growth picking up, inflationary fears surfaced. The Federal Reserve Board raised short-term rates 0.25% on June 30, 1999 and yields in the bond market went up.

Looking forward and as we near the end of the millennium and the onset of Y2K, we believe that fixed income securities in the U.S. should experience solid demand. That in turn should provide a positive environment for municipal bonds for the remainder of 1999. We are positioning ourselves for modestly lower rates over the next six months, and if there is no repeat of a higher CPI number, we stand an excellent chance of seeing a modest decline in rates as we move toward the fall.

California Economic Highlights

Moody's Investors Service Inc. has assigned a rating of "Aa3" to the State of California's general obligation bonds and refunding bonds. According to Moody's, "The rating reflects the state's deep and diverse economic financial condition, including the rebuilding of cash and budget reserves, improved prospects of continued structural budget balance, even under assumptions of slowing economic growth."

California's economy continues to perform better than the national economy with respect to employment and personal income growth. Yet, the lingering effects of Asia's recession has taken a toll on the high tech manufacturing and related industries, an important driver of the Golden State's economic growth.


--------------------------------------------------------------------------------
2                                          1999 Quarterly Report to Shareholders

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ Joseph P. Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President

July 8, 1999


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investors Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 17. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSBCFund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING (a)                          SECURITY                                 VALUE
======================================================================================================
Education -- 8.7%
                             California Educational Facility Authority:
$    2,100,000      A1*        Loyola Marymount University, 5.750% due 10/1/24             $ 2,181,375
     2,000,000      A3*        Southwestern University, 6.700% due 11/1/24                   2,225,000
------------------------------------------------------------------------------------------------------
                                                                                             4,406,375
------------------------------------------------------------------------------------------------------
General Obligation -- 3.3%
     1,715,000      AAA      California State GO, AMBAC-Insured, 5.000% due 10/1/18          1,682,844
------------------------------------------------------------------------------------------------------
Hospital -- 20.3%
                             California Health Facility Financing Authority:
     1,930,000      NR         Daniel Freeman Hospital, (Pre-Refunded -- Escrowed with
                                 U.S. government securities to 5/1/05 Call @ 102),
                                 6.500% due 5/1/20 (b)                                       2,192,963
     2,000,000      A          Kaiser Permanente Hospital, 5.550% due 8/15/25                2,002,500
     2,000,000      AA       California Statewide Community Development Authority,
                               COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                               with state & local government securities to
                               7/1/04 Call @ 102), 6.625% due 7/1/21                         2,272,500
     2,000,000      AA       Fresno Health Facility Revenue, Holy Cross Health
                               System, 5.625% due 12/1/15                                    2,067,500
     1,665,000      A        Torrence Hospital Revenue, Little Company of Mary
                               Hospital, (Escrowed to Maturity with U.S.
                               government securities), 6.875% due 7/1/15 (b)                 1,779,469
------------------------------------------------------------------------------------------------------
                                                                                            10,314,932
------------------------------------------------------------------------------------------------------
Housing -- 7.1%
     1,400,000      Aa2*     California HFA Home Mortgage, Series E, FHA-Insured,
                               6.375% due 8/1/27 (c)                                         1,471,750
     2,000,000      AAA      Santa Rosa Mortgage Revenue, Village Square
                               Apartments, FHA-Insured, 6.875% due 9/1/27                    2,162,500
------------------------------------------------------------------------------------------------------
                                                                                             3,634,250
------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.5%
     2,000,000      AAA      Los Angeles Convention and Exhibition Center Authority
                               Lease Revenue, Series A, MBIA-Insured,
                               5.375% due 8/15/18                                            2,040,000
     1,675,000      AAA      Orange County 1996 Recovery, COP, Series A,
                               MBIA-Insured, 6.000% due 7/1/26                               1,838,312
     1,505,000      AAA      Pomona Public Financing Authority Revenue,
                                (Pomona Redevelopment Project), MBIA-Insured,
                                5.000% due 2/1/18                                            1,478,662
------------------------------------------------------------------------------------------------------
                                                                                             5,356,974
------------------------------------------------------------------------------------------------------
Tax Allocation -- 12.4%
     2,100,000      Baa*     Hawthorne Community Redevelopment Agency,
                               Tax Allocation, (Pre-Refunded -- Escrowed with
                               U.S. government securities to 9/1/04 Call @ 102),
                               6.700% due 9/1/20 (b)                                         2,257,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING (a)                          SECURITY                                 VALUE
======================================================================================================
Tax Allocation -- 12.4% (continued)
$    2,000,000      AAA      Rancho Cucamonga Redevelopment Agency, Tax
                               Allocation, MBIA-Insured, 5.250% due 9/1/26                 $ 2,007,500
     2,000,000      AAA      San Jose Redevelopment Agency, Tax Allocation,
                               MBIA-Insured, 5.250% due 8/1/16                               2,032,500
------------------------------------------------------------------------------------------------------
                                                                                             6,297,500
------------------------------------------------------------------------------------------------------
Transportation -- 18.1%
     2,000,000      BBB-     Foothill Eastern Transportation, California Toll Revenue,
                                Series A, 6.000% due 1/1/34                                  2,160,000
     2,000,000      AAA      Los Angeles County Metropolitan Transportation Authority,
                               Sales Tax Allocation, Series A, MBIA-Insured,
                               5.625% due 7/1/18                                             2,095,000
    20,000,000      AAA      San Joaquin Hills Transportation Corridor Agency,
                               Sr. Lien Toll, (Escrowed to Maturity with state &
                               local government securities), zero coupon due 1/1/26          4,950,000
------------------------------------------------------------------------------------------------------
                                                                                             9,205,000
------------------------------------------------------------------------------------------------------
Water & Sewer -- 19.6%
     1,240,000      AAA      Anaheim Public Finance Authority, Water Utility,
                               (Lenain Filtration Project), FGIC-Insured,
                               5.250% due 10/1/19                                            1,252,400
     2,000,000      AA       California State Department of Water Revenue,
                               Series L, 5.500% due 12/1/23                                  2,052,500
     2,140,000      AAA      East Bay Municipal Wastewater System, FGIC-Insured,
                                5.000% due 6/1/26                                            2,062,425
     1,875,000      BBB      Kings County Waste Management Authority, Solid
                               Waste Revenue, 7.200% due 10/1/14 (c)                         2,128,125
     1,000,000      AAA      Redding Joint Powers Financing Authority, Wastewater
                               Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18           1,032,500
     1,500,000      AAA      San Diego PCFA Sewer Revenue, FGIC-Insured,
                                5.000% due 5/15/20                                           1,462,500
------------------------------------------------------------------------------------------------------
                                                                                             9,990,450
------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $43,131,684**)                                       $50,888,325
======================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are indentified by an asterisk (*), which are rated by Moody's Investors Service Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --    Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   --    Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1    --   Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --   Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  --   AMBAC Indemnity Corporation
COP    --   Certificate of Participation
FGIC   --   Financial Guaranty Insurance Company
FHA    --   Federal Housing Administration
GO     --   General Obligation
HFA    --   Housing Finance Agency
LOC    --   Letter of Credit
MBIA   --   Municipal Bond Investors Assurance Corporation
PCFA   --   Pollution Control Financing Authority
PCR    --   Pollution Control Revenue


--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $43,131,684)                   $ 50,888,325
     Interest receivable                                                755,174
     Receivable for securities sold                                     126,500
     Deferred organization costs                                          6,934
-------------------------------------------------------------------------------
     Total Assets                                                    51,776,933
--------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                   82,250
     Payable to bank                                                     54,342
     Management fees payable                                             34,210
     Accrued expenses                                                    38,281
-------------------------------------------------------------------------------
     Total Liabilities                                                  209,083
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 51,567,850
===============================================================================
NET ASSETS:
     Par value of capital shares                                   $      3,658
     Capital paid in excess of par value                             43,831,350
     Overdistributed net investment income                              (30,369)
     Accumulated net realized gain from security transactions             6,570
     Net unrealized appreciation of investments                       7,756,641
-------------------------------------------------------------------------------
Total Net Assets
     (Equivalent to $14.10 a share on 3,658,334 shares of $0.001
     par value outstanding; 500,000,000 shares authorized)          $ 51,567,850
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1999

INVESTMENT INCOME:
     Interest                                                       $ 2,084,195
-------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 3)                                           350,445
     Audit and legal                                                     32,549
     Shareholder and system servicing fees                               28,110
     Shareholder communications                                          27,926
     Amortization of deferred organization costs (Note 1)                15,099
     Directors' fees                                                      2,959
     Pricing service fees                                                 2,662
     Registration fees                                                    2,219
     Custody                                                              1,947
     Other                                                                2,589
-------------------------------------------------------------------------------
     Total Expenses                                                     466,505
-------------------------------------------------------------------------------
Net Investment Income                                                 1,617,690
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securitites):
       Proceeds from sales                                              621,310
       Cost of securities sold                                          614,743
-------------------------------------------------------------------------------
     Net Realized Gain                                                    6,567
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments:
       Beginning of Period                                            8,615,361
       End of Period                                                  7,756,641
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                           (858,720)
-------------------------------------------------------------------------------
Net Loss on Investments                                                (852,153)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $   765,537
================================================================================


                       See Notes to Financial Statements.
-------------------------------------------------------------------------------
10                                        1999 Quarterly Report to Shareholders

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

For the Nine Months Ended May 31, 1999 (unaudited) and the Year Ended August 31, 1998

                                                                   1999            1998
==========================================================================================
OPERATIONS:
     Net investment income                                    $  1,617,690    $  2,194,956
     Net realized gain                                               6,567         148,236
     Increase (decrease) in net unrealized appreciation           (858,720)      2,791,493
------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                        765,537       5,134,685
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income                                      (1,686,492)     (2,173,047)
     Net realized gains                                            (84,873)       (373,150)
------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                            (1,771,365)     (2,546,197)
------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                               (1,005,828)      2,588,488

NET ASSETS:
     Beginning of period                                        52,573,678      49,985,190
------------------------------------------------------------------------------------------
     End of period*                                           $ 51,567,850    $ 52,573,678
==========================================================================================
* Includes undistributed (overdistributed) net
investment income of:                                         $    (30,369)   $     38,433
==========================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the nine months ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                   $621,310
================================================================================

At May 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $7,756,641
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $7,756,641
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 1999, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                              1999(1)       1998        1997        1996      1995(2)(3)
========================================================================================================
Net Asset Value, Beginning of Period        $ 14.37       $ 13.66     $ 13.13     $ 12.92     $ 12.00
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                     0.44          0.60        0.62        0.63        0.60
  Net realized and unrealized gain (loss)     (0.23)         0.80        0.87        0.30        0.84
--------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.21          1.40        1.49        0.93        1.44
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.46)        (0.59)      (0.63)      (0.70)      (0.52)
  Net realized gains                          (0.02)        (0.10)      (0.33)      (0.02)         --
--------------------------------------------------------------------------------------------------------
Total Distributions                           (0.48)        (0.69)      (0.96)      (0.72)      (0.52)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 14.10       $ 14.37     $ 13.66     $ 13.13     $ 12.92
--------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value*          (2.25)%++      7.56%      13.39%      11.92%       0.25%++
--------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*        1.78%++      10.98%      12.19%       7.96%      12.24%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $51,568       $52,574     $49,985     $48,030     $47,250
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                  1.19%+        1.20%       1.21%       1.15%       1.02%+
  Net investment income                        4.11+         4.25        4.64        4.75        5.16+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          --             7%         28%         42%          7%
--------------------------------------------------------------------------------------------------------
Market Value, End of Period                 $12.250       $13.000     $12.750     $12.125     $11.500
========================================================================================================

(1)   For the nine months ended May 31, 1999 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                               AMEX
 Record        Payable       Closing    Net Asset      Income       Reinvestment
  Date          Date          Price+     Value+       Declared          Price
================================================================================
 9/24/96       9/27/96     $  11.875   $   13.25     $ 0.05800      $   12.01
10/22/96      10/25/96        12.000       13.43       0.05800          12.14
11/25/96      11/29/96        12.500       13.73       0.05800          12.76
12/03/96*     12/13/96        12.375       13.49       0.33000          12.76
 1/28/97       1/31/97        12.563       13.12       0.05800          12.75
 2/25/97       2/28/97        12.500       13.42       0.05800          12.64
 3/24/97       3/27/97        12.375       13.02       0.05800          12.50
 4/22/97       4/25/97        12.500       12.91       0.05800          12.61
 5/27/97       5/30/97        12.563       13.17       0.05800          12.72
 6/24/97       6/27/97        12.750       13.48       0.05800          12.86
 7/22/97       7/25/97        12.688       13.79       0.05400          12.82
 8/26/97       8/29/97        12.688       13.62       0.05400          12.89
 9/23/97       9/26/97        12.625       13.95       0.05400          13.03
10/28/97      10/31/97        12.688       13.97       0.05400          12.90
11/24/97      11/28/97        12.688       14.00       0.05400          13.08
12/22/97*     12/26/97        13.000       14.17       0.10200          13.26
 1/27/98       1/30/98        13.000       14.25       0.05400          12.98
 2/24/98       2/27/98        12.813       14.23       0.05400          12.82
 3/24/98       3/27/98        12.875       14.19       0.05400          12.97
 4/21/98       4/24/98        12.750       14.05       0.05400          12.70
 5/26/98       5/29/98        12.625       14.14       0.05400          12.92
 6/23/98       6/26/98        12.750       14.16       0.05400          12.94
 7/28/98       7/31/98        12.750       14.15       0.05400          12.78
 8/25/98       8/28/98        13.063       14.30       0.05400          13.25
 9/22/98       9/25/98        13.875       14.46       0.05400          13.85
10/27/98      10/30/98        13.688       14.44       0.05400          13.87
11/23/98      11/27/98        13.625       14.40       0.05400          13.83
12/21/98      12/24/98        13.438       14.39       0.05400          13.48
12/29/98*     12/31/98        13.250       14.34       0.02320          13.16
 1/26/99       1/29/99        12.750       14.42       0.04900          12.94
 2/23/99       2/26/99        12.938       14.38       0.04900          13.02
 3/23/99       3/26/99        12.875       14.35       0.04900          12.78
 4/27/99       4/30/99        12.438       14.33       0.04900          12.64
 5/25/99       5/28/99        12.188       14.13       0.04900          12.27
================================================================================
+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investors Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distribu tions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

date for the dividend or capital gains distribution, but in no event shall such pur chases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvest ment of dividends and capital gains distributions will not relieve Plan partici pants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

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

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

 Greenwich Street
-------------------
    CALIFORNIA
MUNICIPAL FUND INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSBC Fund Management Inc.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD0950  7/99